Exhibit 3.14

Control No. 09068268

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

ORGANIZATION

I, Karen C Handel, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

ROCK-TENN ASTRA, LLC

a Domestic Limited Liability Company

has been duly organized under the laws of the State of Georgia on 09/28/2009 by the filing of articles of organization in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on September 28, 2009

/s/ Karen C Handel Karen C Handel Secretary of State

Certification#: 7839005-1 Page 1 of 3

Control No: 09068268 Date Filed: 09/28/2009 04:29 PM Karen C Handel Secretary of State

ARTICLES OF ORGANIZATION

OF

ROCK-TENN ASTRA, LLC

I.

The name of the Limited Liability Company is Rock-Tenn Astra, LLC.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization on this 28th day of September, 2009.

/s/ Robert B. McIntosh
Robert B. McIntosh - Organizer

Certification#: 7839005-1 Page 2 of 3

[GRAPHIC APPEARS HERE]

OFFICE OF SECRETARY OF STATE

CORPORATIONS DIVISION

315 West Tower, #2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

KAREN HANDEL

(404) 656-2817

Secretary of State

Registered agent, officer, entity status information via the Internet

http://www.georgiacorporations.org

TRANSMITTAL INFORMATION

GEORGIA LIMITED LIABILITY COMPANY

IMPORTANT

Remember to include your e-mail address when completing this transmittal form.

Providing your e-mail address allows us to notify you via e-mail when we receive your filing and when we take action on your filing. Please enter your e-mail address on the line below. Thank you.

E-Mail: cfrancis@rocktenn.com

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1.

LLC Name Reservation Number (if one has been obtained; if articles are being filed without prior reservation, leave this line blank)

Rock-Tenn Astra, LLC

LLC Name (List exactly as it appears in articles)

2 . Carol Anne Francis

678-291-7423

Name of person filing articles (certificate will be mailed to this person, at address below)

Telephone Number

504 Thrasher Street

Address

Norcross

GA

30071

City

State

Zip Code

3 . 504 Thrasher Street

Principal Office Mailing Address of LLC (Unlike registered office address, this may be a post office box)

Norcross GA 30071

City State Zip Code

4. Robert B. McIntosh

Name of LLC’s Registered Agent in Georgia

504 Thrasher Street

Registered Office Street Address of LLC in Georgia (Post office box or mail drop not acceptable for registered office address)

Norcross

Gwinnett

GA

30071

City

County

State

Zip Code

5. Name and Address of each organizer (Attach additional sheets if necessary)

Robert B. McIntosh

504 Thrasher Street

Norcross

GA

30071

Organizer

Address

City

State

Zip Code

Organizer

Address

City

State

Zip Code

6. Mail or deliver the following items to the Secretary of State, at the above address:

1) This transmittal form

2) Original and one copy of the Articles of Organization

3) Filing fee of $100.00 payable to Secretary of State. Filing fees are NON-refundable.

[GRAPHIC APPEARS HERE]

September 28, 2009

Authorized Signature

Member, Manager, Organizer or Attorney-in-fact (Circle one)

Date

Request certificates and obtain entity information via the Internet: http://www.georgiacorporations.org

FORM 231

Certification#: 7839005-1 Page 3 of 3